SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

November 6, 2009
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Date of Report (date of earliest event reported)

American TonerServ Corp.
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Exact name of Registrant as Specified in its Charter

Delaware	333-120688	33-0686105
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State or Other Jurisdiction	Commission File	IRS Employer Identification
of Incorporation	Number	Number

420 Aviation Boulevard, Suite 103, Santa Rosa, California 95403
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Address of Principal Executive Offices, Including Zip Code

(800) 736-3515
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-
12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 6, 2009, the Board of Directors of American TonerServ Corp. (the "Company") approved changes to the compensation arrangements for Chuck Mache, the Company's CEO, and Chad Solter, who serves as President of the Company's iPrint subsidiary and is also a Director of the Company. These changes were made effective as of November 2, 2009.

The compensation plan for Chuck Mache was modified to eliminate certain performance requirements related to his salary which had the effect of increasing his base annual salary to $180,000.

The compensation plan for Chad Solter was modified to increase his base annual salary to $210,000. Mr. Solter will also be entitled to receive incentive compensation based on the achievement of future growth in earnings before interest, taxes, depreciation and amortization. The terms of this incentive compensation will be determined at a later date

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN TONERSERV CORP.

Dated: November 13, 2009

                                                                                                                     By: /s/ Ryan Vice
                                                                                                                            Ryan Vice, Chief Financial Officer